SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                          ----------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                October 23, 2003

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                                THE RICEX COMPANY
             (Exact name of Registrant as specified in its charter)

        Delaware                        0-24285                  68-0412200
(State of Incorporation)       (Commission File Number)       (I.R.S. Employer
                                                             Identification No.)

             1241 Hawk's Flight Court
            El Dorado Hills, California                            95762
     (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (916) 933-3000



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Item 5.      Other Events.

Attached hereto as Exhibit 99 is a copy of the press release issued by The RiceX Company on October 23, 2003, announcing the sale expiration of its share repurchase program previously announced on October 28, 2002.


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits. The following exhibit is filed herewith:

      Exhibit
      Number             Document
      ------             --------

        99        Press Release Issued by The RiceX Company on October 23, 2003.













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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE RICEX COMPANY


                                       By:    /s/  Daniel L. McPeak Sr.
                                          --------------------------------------
Date:   October 23, 2003                      Daniel L. McPeak Sr.
                                              Chairman of the Board and
                                              Chief Executive Officer








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